OSTERWEIS STRATEGIC INCOME FUND – OSTIX

Supplement dated January 12, 2024 to the
Summary Prospectus dated June 30, 2023

Effective January 2, 2024, John Sheehan serves as a portfolio manager of the Osterweis Strategic Income Fund (the “Fund”).

Accordingly, the portfolio manager information disclosed in the section titled “Portfolio Managers” on page 6 of the Fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Carl P. Kaufman, Co-President, Co-Chief Executive Officer, Chief Investment Officer – Strategic Income, Managing Director of Fixed Income – Lead Portfolio Manager of the Fund since 2002
Bradley M. Kane, Vice President – Portfolio Manager of the Fund since 2013
Craig Manchuck, Vice President – Portfolio Manager of the Fund since 2017
John Sheehan, Vice President – Portfolio Manager of the Fund since January 2024

Please retain this supplement with the Summary Prospectus for your reference.